[Image]         The Japan Fund Profile                     [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     November 12, 1996

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     1. What Is The Fund's Objective?

     The Japan Fund pursues long-term capital appreciation by investing primarily in the equity securities of Japanese companies.

     2. What Does The Fund Invest In?

     The Fund invests primarily in equity securities of Japanese companies, which include common and preferred stock, debt securities convertible into common stock and common stock purchase warrants. Under normal conditions, the Fund will invest at least 80% of its assets in Japanese securities, that is, securities issued by entities that are organized under the laws of Japan, of securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving more of their revenues from Japan. These securities may include Japanese government debt securities and debt securities of Japanese companies. The debt securities in which the Fund invests are rated no lower than BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc., or, if unrated, their equivalent, as determined by the Fund's investment adviser, Scudder, Stevens & Clark, Inc.

     The Fund currently intends to focus its investments in select Japanese companies that have an active market for their shares and that show a potential for greater-than-average growth. These companies may be situated in the post-industrial sectors of the economy, sensitive to consumer demand, technology-driven, and globally competitive, including companies that are sharing in the rapid growth of Japan's Asia-Pacific neighbors.

     The Fund may also invest up to 30% of its net assets in equity securities of Japanese companies which are traded in an over-the-counter market. These are generally securities of relatively small or little-known companies that the Adviser believes have above-average earnings growth potential.

     3. What Are The Risks Of Investing In The Fund?

     The Fund is susceptible to a relatively turbulent political environment which affects issuers located in Japan and the surrounding Pacific Basin region. There are also certain economic factors inherent in investment in Japan such as large trade surpluses; a decline in the value of the yen, which would adversely affect the value of the Fund in dollar terms; and the volatility of the Japanese stock market. Investments in foreign securities also involve special considerations due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets as compared to domestic markets and the likely impact of foreign taxes on the income from debt securities. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

     The securities of smaller companies held by the Fund subject it to greater risk due to the greater business risks of small size, including limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies.

     Movements of the Japanese stock market will affect the Fund's share price, which is likely to vary from day to day. You incur principal risk when you invest, because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking long-term capital growth and

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in Japanese securities.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to The Japan Fund, Inc. are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended December 31, 1995.

       Investment management fee                          0.75%

       12b-1 fees                                         None

       Other expenses                                     0.46%
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       Total Fund operating expenses                      1.21%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $12            $ 38              $66               $147

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

               THE PRINTED DOCUMENT CONTAINED A BAR CHART HERE

               BAR CHART TITLE: Total returns for years ended December 31:
               BAR CHART DATA:  Below

                         1986              77.54%
                         1987              33.01
                         1988              19.40
                         1989              11.63
                         1990             -16.36
                         1991               3.11
                         1992             -16.74
                         1993              23.64
                         1994              10.03
                         1995              -9.07

                 The Fund's Average Annual Total Return for the
                         period ended September 30, 1996

                  One Year          -2.15%
                  Five Years        -1.41
                  Ten Years          4.54



     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     Lead Portfolio Manager Seung Kwak has had responsibility for the Fund's investment strategy and daily operations since 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined Scudder in 1988. Elizabeth J. Allan, Portfolio Manager, helps set the Fund's general investment strategies, and was responsible for the Fund's investment strategy and daily operations from 1991 to 1994. Ms. Allan has contributed her expertise to the management of the portfolio since she joined Scudder in 1987 and has numerous years of Pacific Basin research and investing experience.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The current minimum initial investment is $1,000. Effective January 1, 1997, shareholders will be required to make an initial investment worth at least $2,500, while the minimum subsequent investment will remain at $100. Shareholders with non-fiduciary accounts who maintain an account balance of less than $2,500 in the Fund without establishing a regular investment program, may be assessed an annual $10 per fund charge, payable to the Fund. The initial investment and minimum account balance for fiduciary accounts such as IRA's will increase from $500 to $1,000 per fund account, while the minimum subsequent investment will remain at $50. A shareholder may open a regular account with a minimum of $1,000 if an investment program of $100/month is established. After January 1, 1997, a shareholder who maintains an account balance of less than $2,500 without establishing an investment program may be assessed an annual fee of $10.00, payable to the Fund. Scudder retirement plans and certain other accounts name similar or lower minimums. You may also exchange shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes distributions in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     All dividends from net investment income are taxable to shareholders as ordinary income. Differences between dividend distributions reported to shareholders for tax purposes and actual distributions received by shareholders as either cash or additional shares may reflect the Fund's payment of withholding taxes imposed by Japan on dividends and interest under the tax convention between the United States and Japan. Such payments to Japan are considered distributions to shareholders for tax purposes. Subject to applicable limitations, such amounts may be claimed as a foreign tax credit by shareholders or may be deducted by shareholders in computing their federal taxable income.

     Long-term capital gain distributions, if any, are taxable as long-term capital gain regardless of the length of time you have owned your shares. Distributions of short-term capital gain are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about The Japan Fund, Inc. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-53-JAPAN.

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     Contact Scudder